UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

          ------------------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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         Date of report (Date of earliest event reported): July 9, 2007

                           ADVANCED BIOPHOTONICS INC.
               (Exact Name of Registrant as Specified in Charter)



      Delaware                       0-27943                    11-3386214
  (State or other           (Commission File Number)           (IRS Employer
    jurisdiction                                            Identification No.)
 of incorporation)



           125 Wilbur Place, Suite 120                            11716
                Bohemia, New York                               (Zip Code)
         (Address of principal executive offices)

       Registrant's telephone number, including area code: (631) 244-8244

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)) -


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Item 8.01         Entry into a Material Definitive Agreement.

     On July 9, 2007, Advanced BioPhotonics Inc. (the "Company") entered into a Pilot Research Agreement with Beth Israel Deaconess Medical Center (BIDMC), a teaching hospital of Harvard Medical School. Under the clinical trial protocol, BIDMC will investigate the use of Advanced BioPhotonics' patented BioScanIR(R) System, together with its proprietary DIRI(R) method of dynamic infrared imaging in detecting and assessing Pigmented Lesions of the Skin including Melanoma and other forms of Skin Cancer.

     On July 11, 2007, the Company issued a press release announcing the Pilot Research Agreement with BIDMC. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits


                        Exhibit Number        Description
                        --------------        -----------------
                          99.1                Press Release Dated July 11, 2007



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ADVANCED BIOPHOTONICS INC.


Date:   July 11, 2007               By:   /s/ Denis A. O'Connor
                                        ----------------------------------------
                                           Denis A. O'Connor
                                           President and Chief Executive Officer